SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 12, 2007

                Trust Certificates (TRUCs), Series 2001-4 Trust
            (Exact name of registrant as specified in its charter)


         New York                   333-58504-04             13-7295203
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      (State or other                (Commission          (I.R.S. employee
      jurisdiction of               file number)          identification
      incorporation)                                      no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                        10005
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code: (212)-272-9422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01

Other Events

On February 13, 2007, the company issued a press release (attached hereto) regarding the liquidation of the trust under the terms of the Trust Agreement.









Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits.

            99.1  Press Release




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Trust Certificates (TRUCs), Series 2001-4
                                     Trust
                                    By:   Bear Stearns Depositor, Inc.


                                    By:  /s/ Paul Friedman
                                         -------------------------

                                    Name:   Paul Friedman
                                    Title:  Authorized Officer


Dated: February 14, 2007




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